UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): March 21, 2005


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01  Regulation FD Disclosure

American Express Company (the "Company") is reporting in this filing that the broker-dealer subsidiary of its American Express Financial Advisors operating segment ("AEFA") has entered into an agreement with the NASD to settle alleged violations of NASD rules arising from the sale to AEFA customers of Class B (i.e., no front end load) mutual fund shares between January 1, 2002 and July 31, 2003. AEFA's agreement with the NASD is one of several that the NASD has entered into with certain brokerage firms regarding allegedly inappropriate sales of Class B shares.

Under the terms of the settlement, AEFA has consented to the payment of a fine to the NASD in the amount of $13 million. The Company established reserves in prior quarters to cover the payment of the fine.

AEFA has also agreed to offer certain customers who purchased Class B shares in any fund family from January 1, 2002 through the date of the settlement and continue to hold such shares the option of converting their Class B shares into a number of Class A shares equal to (x) the number of Class A shares that the customer could have purchased on the date(s) that they purchased their Class B shares plus (y) any shares reflecting reinvestment of dividends. AEFA has agreed to pay cash to certain customers who have sold a portion or all of their Class B shares in order to put them into substantially the same financial position (based on actual fund performance and redemption value) in which such customers would have been had the customers purchased Class A shares instead of Class B shares.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary

DATE:   March 23, 2005